EXHIBIT 10.1

AMENDMENT NO. 1

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of October 1, 2021, is among ArcBest Corporation (the “Company”), the Lenders party to the below-defined Credit Agreement, and U.S. Bank National Association, as administrative agent (in such capacity, the “Administrative Agent”).  Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Third Amended and Restated Credit Agreement, dated as of September 27, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, certain of its Subsidiaries from time to time parties thereto as Borrowers, the financial institutions from time to time party thereto as Lenders, and the Administrative Agent.

WITNESSETH

WHEREAS, the Company has requested that the Lenders and the Administrative Agent amend the Credit Agreement in certain respects; and

WHEREAS, the Lenders and the Administrative Agent are willing to amend the Credit Agreement pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendment to Credit Agreement.  Effective as of the date hereof, but subject to the satisfaction of the condition precedent set forth in Section 3 below, Section 6.14(r) of the Credit Agreement is hereby amended in its entirety as follows:

(r)Investments not otherwise set forth in clauses (a) through (q) above, provided that the aggregate principal amount of such other Investments does not exceed $50,000,000 at any time outstanding.

SECTION 2.  Reaffirmation of Loan Documents.  The Company, for itself and on behalf the other Loan Parties, hereby ratifies and reaffirms all of its and their obligations, contingent or otherwise, under the Credit Agreement (as modified hereby) and the other Loan Documents.

SECTION 3.Condition of Effectiveness.  This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if, the Administrative Agent shall have received executed copies of this Amendment from the Company and the Required Lenders.

SECTION 4.Representations and Warranties of the Company. The Company hereby represents and warrants as follows (for itself and the other Loan Parties):

(a)The Credit Agreement as previously executed and as amended and modified hereby constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or general equitable principles.

(b)As of the date hereof and immediately after giving effect to this Amendment, the Company hereby (i) reaffirms all covenants, representations and warranties made by it and the other Loan Parties in the Credit Agreement and the other Loan Documents, and (ii) agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, provided that any such covenant, representation or warranty that references a specific date is reaffirmed as of such referenced date.

SECTION 5.Effect on the Loan Documents.

(a)Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby. References in the other Loan Documents to the Credit Agreement shall give effect to this Amendment.

(b)Except as specifically amended and modified above, the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and confirmed.

(c)The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

SECTION 6.Governing Law.  This Amendment shall be construed in accordance with and governed by the internal law of the State of New York.

SECTION 7.Headings.  The title of and section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Amendment.

SECTION 8.Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic mail (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, the Federal Electronic Signatures in Global and National Commerce Act, E-SIGN, Uniform Electronic Transactions Act or any other similar state laws; provided that nothing herein shall require U.S. Bank to accept Electronic Signatures in any form or format without its prior consent.  For purposes hereof, “Electronic Signature” means electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person or entity with the intent to sign, authenticate or accept such contract or record.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

ARCBEST CORPORATION

By:/s/ Donald W. Pearson
Name: Donald W. Pearson

Title:VP and Treasurer

Signature Page to

ArcBest Amendment No. 1 to Third Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:/s/ Peter I. Bystol

Name:Peter I. Bystol

Title:Senior Vice President

Signature Page to

ArcBest Amendment No. 1 to Third Amended and Restated Credit Agreement

TRUIST BANK, formerly known as Branch Banking and Trust Company, as a Lender

By:/s/ Chris Hursey

Name:Chris Hursey

Title:Director

Signature Page to

ArcBest Amendment No. 1 to Third Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:/s/ Debra Hoffenkamp

Name:Debra Hoffenkamp

Title:Assistant Vice President

Signature Page to

ArcBest Amendment No. 1 to Third Amended and Restated Credit Agreement

REGIONS BANK, as a Lender

By:/s/ Joe K. Dancy

Name:Joe K. Dancy

Title:Senior Vice President

Signature Page to

ArcBest Amendment No. 1 to Third Amended and Restated Credit Agreement

CITIZENS BANK, N.A., as a Lender

By:/s/ Karmyn Paul

Name:Karmyn Paul

Title:Vice President

Signature Page to

ArcBest Amendment No. 1 to Third Amended and Restated Credit Agreement

THE FIRST NATIONAL BANK OF FORT SMITH, as a Lender

By:/s/ James C. Fourmy, Jr.

Name:James C. Fourmy, Jr.

Title:Senior Vice President

Signature Page to

ArcBest Amendment No. 1 to Third Amended and Restated Credit Agreement